Exhibit 10.5

CREDITOR SUBORDINATION AGREEMENT

This Creditor Subordination Agreement (the “Agreement”) is made and entered into by Wynnefield Partners SmallCap Value, LP (the “Creditor”), TeamStaff Government Solutions, Inc., a Georgia corporation (the “Borrower”), and TeamStaff, Inc., a New Jersey corporation (the “Guarantor”), for the benefit of Presidential Financial Corporation, a Georgia corporation, and its successors and assigns (“Lender”).

WHEREAS, Borrower has obtained from Lender a $3,000,000 revolving line of credit (the “Loan”); and

WHEREAS, Creditor has heretofore loaned Guarantor sums of money; and

WHEREAS, as a condition to continuing to make the Loan available to Borrower, Lender has required that Creditor subordinate any and all loans and indebtedness outstanding under any Convertible Debentures, now or hereafter owed or owing by Guarantor to Creditor to any loan or indebtedness heretofore, now or hereafter owed or owing from Guarantor or Borrower to Lender, including, without limitation, any amounts now or hereafter owed or owing under or in connection with the Loan.

NOW, THEREFORE, in consideration of the premises, ten dollars, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Guarantor and Creditor do hereby covenant and agree with Lender as follows:

1.                                       Certain Definitions.  Unless otherwise defined herein, the following terms have the following meanings:

“Convertible Debentures” shall mean any and all Convertible Debentures issued by the Guarantor pursuant to that certain Debenture Purchase Agreement, dated as of June 1, 2011, between the Guarantor, the Creditor and the other purchaser party thereto, up to a maximum principal amount of $350,000.

“Event of Default” shall mean an Event of Default under the Loan and Security Agreement.

“Lender Indebtedness” means the principal of all loans, all interest (including interest accrued subsequent to the filing of any petition under any bankruptcy, insolvency or similar law) on such principal amounts of such loans and all other indebtedness, obligations and liabilities (including without limitation principal, interest and fees, and obligations under guaranties), whether now existing or hereafter incurred, of Borrower and/or Guarantor to Lender, under the Loan and Security Agreement, including without limitation to the generality of the foregoing, under or with respect to the Loan or any documents or instruments executed or delivered in connection therewith.

“Lender Security Documents” means each and all of the mortgages, revolving credit and security agreements, pledges, assignments, security agreements and other documents and instruments at any time securing any of the Lender Indebtedness.

“Loan and Security Agreement” means that certain Loan and Security Agreement, dated as of July 29, 2010, as amended through the date hereof, and as may be subsequently amended, modified, restated, extended or renewed from time to time (but not to exceed at any one time $4,000,000 in maximum principal amount), by and among the Lender, the Borrower and the Guarantor.

“Subordinated Obligations” means all indebtedness (plus any interest heretofore, now or hereafter accrued thereon, including any interest accrued subsequent to the filing of any petition under any bankruptcy, insolvency or similar law), whether now existing or hereafter incurred, owing by Guarantor to Creditor pursuant to any Convertible Debentures, as the same may be amended, modified, extended, replaced or superseded from time to time.

“Subordinated Security Documents” means each and all of the mortgages, security agreements, pledges, assignments and other documents and instruments at any time securing any of the Subordinated Obligations, subject, however, to Lender’s consent in accordance with Section 2(d) of this Agreement.

2.                                       Subordination of Subordinated Obligations.

(a)                                  Creditor covenants and agrees that anything in any agreement or instrument creating, evidencing or relating to the Subordinated Obligations to the contrary notwithstanding, the Subordinated Obligations shall be subordinate and junior in right of payment, distribution and lien to the Lender Indebtedness, and without limiting the generality of the foregoing:

(i)                                     Upon payment or distribution of all or any of the assets or securities of Borrower and/or Guarantor of any kind or character, whether in cash, property or securities, upon any dissolution, winding up, or total or partial liquidation, reorganization, arrangement, adjustment, protection, relief or composition of Borrower and/or Guarantor or its debts, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, arrangement, reorganization, relief or other proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower and/or Guarantor or otherwise, all Lender Indebtedness shall first be paid in full in cash before any payment or distribution may be made in respect of the Subordinated Obligations; and

(ii)                                  No direct or indirect payment or demand for payment of principal or interest shall be made in respect of the Subordinated Obligations if, at the time of such payment or demand for payment, any Lender Indebtedness is outstanding or unpaid or Lender has any obligation to advance funds to or for the account of Borrower or Guarantor under any instrument or document; provided, however, that so long as there is no uncured Event of Default under the Loan and Security Agreement and no such Event of Default would be caused by a payment to Creditor, Guarantor shall be permitted to make, and Creditor shall be permitted to receive, any interest and/or principal payment on all Convertible Debentures outstanding and held by Creditor,  but only upon maturity of the same.

(b)                                 If in the event that, notwithstanding the foregoing provisions, Creditor shall receive any payment or distribution in respect of the Subordinated Obligations at a time when any Lender Indebtedness is outstanding or unpaid or Lender has any obligation to advance funds to or for the account of Borrower or Guarantor under any instrument or document (other than payments permitted under this Agreement), then such payment or distribution shall be received and held in trust by Creditor apart from Creditor’s assets and shall be promptly paid over or delivered to Lender for application (in the case of cash) or as collateral for (in the case of non-cash property or securities) the payment or prepayment of the Lender Indebtedness; provided, that this Section 2(b) shall not apply to the issuance by the Guarantor of any Conversion Shares (as such term is defined in the Convertible Debenture Agreement) to the Creditor upon the conversion of any Convertible Debentures.

(c)                                  Without notice to or assent by Creditor:

(i)                                     the Lender Indebtedness and the obligations or liabilities of any other party or parties (including without limitation any guarantor, endorser or co-obligor) in respect of the Lender Indebtedness may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, restated, compromised or released; and

(ii)                                  any and all mortgages, pledges, assignments, encumbrances, liens or security interests (legal or equitable) at any time, present or future, held, given or intended to be given for the Lender Indebtedness, and any rights or remedies in respect thereof, may, from time to time, in whole or in part, be exchanged, sold, surrendered, released, modified, waived, restated or extended by Lender, and Lender may permit or consent to any such action or the result of any such action;

all as Lender may deem advisable and all without impairing, abridging, diminishing, releasing or affecting the subordination provided for herein to the Lender Indebtedness.  All rights and interests of Lender hereunder shall remain in full force and effect irrespective of any circumstance that might constitute a defense available to, or a discharge of, Borrower and/or Guarantor, or any lack of validity or enforceability of any document or instrument.

(d)                                 In the event that payment may not be made to Creditor pursuant to Section 2(a)(ii) as a result of an outstanding Event of Default, then the Lender shall use commercially reasonable efforts to give prompt notice to Creditor of the nature of such Event of Default; provided, however, that any failure by Lender to give such notice shall not affect the Lender’s rights under this Agreement or otherwise.  Creditor shall have the right (but not the obligation) to cure any monetary default under the Loan and Security Agreement within five (5) calendar days after the later of (i) Creditor receives written notice of such default and (ii) after expiration of any applicable cure period for the Borrower or Guarantor; provided, however, that Lender shall not be required to delay its exercise of any of Lender’s rights or remedies under the Loan and Security Agreement during such period.

(d)                                 Creditor hereby represents and warrants to Lender that none of the Subordinated Obligations are secured by any assets of Borrower or Guarantor or any other person or entity, and covenants and agrees that, unless otherwise consented to in writing by Lender, none of the Subordinated Obligations will be secured, directly or indirectly, by any of the assets of Borrower or Guarantor or any other person or entity.  Without limitation to the generality of the foregoing, or any of the other provisions hereof, in the event at any time any of the Subordinated Obligations are secured, it is further hereby agreed and acknowledged that all rights, titles, liens, estates, interest and remedies accruing to Creditor or its successors, assigns, designees, transferees, purchasers at foreclosure and/or other purchasers, whether as mortgagee, secured party, landlord, owner or otherwise, and whether consensual or arising by operation of law or in equity or otherwise, are and shall be subject and subordinate in all respects to all mortgages, security agreements, security interests, assignments, pledges, rights, titles, interests, estates and remedies of Lender and its successors, assigns, designees, transferees, purchasers at foreclosure and/or other purchasers, arising in connection with any of the Lender Indebtedness, whether consensual or arising by operation of law or in equity or otherwise.  For so long as any of the Lender Security Documents and any modifications, consolidations, replacements or extensions thereof shall remain in effect, the mortgages, security agreements, security interests, rights, titles, interests, estates and remedies arising under any Subordinated Security Documents shall be superior to any mortgages, security agreements, security interests, rights, titles, liens, interest and estate in favor of any person or entity other than Lender, its successors or assigns, with respect to any collateral under the Lender Security Documents, and Creditor agrees that it shall not voluntarily subordinate any Subordinated Security Document to any mortgage, lease, security agreement, indenture, agreement, contract or encumbrance in favor of any person or entity other than Lender, its successors or assigns, respecting any such collateral under the Lender Security Documents.

Creditor further agrees that, for so long as any Lender Indebtedness remains outstanding, Creditor shall take no action to enforce collection of the Subordinated Obligations against Borrower or Guarantor of such Subordinated Obligations; nor shall the Creditor take any action to foreclose or enforce its rights as a secured creditor or lienholder or to establish its status as a lienholder under any Subordinated Security Documents or otherwise against any assets of Borrower or Guarantor or any guarantor of such Subordinated Obligations, except in accord with Section 4 below and Section 2 above; nor shall the payment terms of the Subordinated Obligations be modified.

3.                                       Subordination Absolute.   Neither the subordination provided for herein nor the rights of Lender hereunder shall be affected, modified or impaired by (a) any extension, renewal, modification, restatement, forbearance or waiver of any terms of any other instrument or document executed in connection herewith nor (b) any release, modification or substitution of any collateral therefor.

4.                                       Reinstatement.  The provisions of this Agreement shall continue in full force and effect (i) if at any time while the Loan and Security Agreement remains in effect, the Lender Indebtedness is reduced (even if reduced to zero) and thereafter increased or (ii) if at any time any payment of any of the Lender Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower and/or Guarantor or otherwise, all as though such payment had not been made.

5.                                       [Intentionally Deleted.]

6.                                       Cumulative Rights; No Waiver; Modification.  Nothing herein contained or arising shall limit or restrict any of the obligations or agreements of Creditor, Borrower or Guarantor under any other document or instrument with or in favor of Lender.  Each and every right granted to Lender hereunder or in connection herewith, or allowed by law or equity, shall be cumulative and may be exercised from time to time.  No failure on the part of Lender to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  No amendment or modification of any provision of this Agreement or any waiver thereof shall in any event be effective unless made by an instrument in writing signed by Lender and the party to be charged therewith.

7.                                       Legends.  Any instrument evidencing any of the Subordinated Obligations, or any portion thereof, shall be inscribed with a legend, or otherwise include a reference, conspicuously indicating that payment thereof is subordinated pursuant to the terms of this Agreement, and a copy thereof shall be delivered to Lender.  Any such instrument shall also provide in substance that any transferee thereof shall, by acceptance thereof, assume, agree to and accept the terms of this Agreement.

8.                                       Governing Law.   This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

9.                                       Termination.   This Agreement is a continuing agreement and shall remain in full force and effect until the final payment in full of all of the Lender Indebtedness, expiration of all commitments by Lender to make advances to Borrower and/or Guarantor under any document or instrument and the termination of all documents and instruments evidencing and/or securing any Lender Indebtedness.

10.                                 Descriptive Headings.   The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

11.                                 Binding Effect.  Wherever in this Agreement one of the parties hereto is named or referred to, the heirs, administrators, executors, successors, assigns, distributees and legal and personal representatives of such party shall be included, and all covenants and agreements contained in this Agreement by or on behalf of Creditor, Borrower and/or Guarantor or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, administrators, executors, successors, assigns, distributees, and legal and personal representatives, whether so expressed or not.  Notwithstanding the foregoing, neither Creditor, Borrower nor Guarantor shall be entitled to assign any of their respective rights, titles, and interest hereunder, delegate any of their respective obligations, liabilities, duties, or responsibilities hereunder, or permit any such assignment or delegation to occur (voluntarily or involuntarily, or directly or indirectly), without the prior written consent of Lender.

12.                                 Severability.  If any provision of this Agreement shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of this the 1st day of June, 2011.

GUARANTOR:

TEAMSTAFF, INC.

	By:	/s/ Zachary C. Parker
	Name:	Zachary C. Parker
	Title:	CEO

STATE OF

COUNTY OF

I, the undersigned, Notary Public in and for said County in said State, hereby certify that                                                           whose name as                                              of TEAMSTAFF, INC., is signed to foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument she/he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this the            day of                                 , 2011.

Notary Public

My commission expires:

[NOTARIAL SEAL]

BORROWER:

TEAMSTAFF GOVERNMENT SOLUTIONS, INC.

	By:	/s/ Zachary C. Parker
	Name:	Zachary C. Parker
	Title:	CEO

STATE OF

COUNTY OF

I, the undersigned, Notary Public in and for said County in said State, hereby certify that                                                           whose name as                                              of TEAMSTAFF GOVERNMENT SOLUTIONS, INC., is signed to foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument she/he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this the            day of                                 , 2011.

Notary Public

My commission expires:

[NOTARIAL SEAL]

CREDITOR:

WYNNEFIELD PARTNERS SMALLCAP VALUE, LP

	By:	/s/ Nelson Obus
	Name:	Nelson Obus
	Title:	Co-Managing Member of Wynnefield Capital
Mangement, LLC, as General Partner

STATE OF

COUNTY OF

I, the undersigned, Notary Public in and for said County in said State, hereby certify that                                                           whose name as                                              of WYNNEFIELD PARTNERS SMALLCAP VALUE, LP, is signed to foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument she/he, as such officer, and with full authority, executed the same voluntarily for and as the act of said limited partnership.

Given under my hand this the            day of                                 , 2011.

Notary Public

My commission expires:

[NOTARIAL SEAL]

LENDER

PRESIDENTIAL FINANCIAL CORPORATION

	By:	/s/ Robert Dysart, Jr.
	Name:	Robert Dysart, Jr.
	Title:	Vice Preident

STATE OF

COUNTY OF

I, the undersigned, Notary Public in and for said County in said State, hereby certify that                                                           whose name as                                              of PRESIDENTIAL FINANCIAL CORPORATION., is signed to foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument she/he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this the            day of                                 , 2011.

Notary Public

My commission expires:

[NOTARIAL SEAL]